                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                Current Report Pursuant to Section 13 of 15(d) of
                          The Securities Act of 1934



    Date of Report (Date of earliest event reported)........April 12, 1995


                    EVANS & SUTHERLAND COMPUTER CORPORATION
            (Exact name of registrant as specified in its charter)



UTAH                              0-8771                  87-0278175
(State or other                (Commission             (I.R.S. Employer
jurisdiction                   File Number)           Identification No.)
of incorporation)



600 Komas Drive, Salt Lake City, Utah                                      84108
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                (801) 582-5847


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

                                    ITEM 2.
                     ACQUISITION OR DISPOSITION OF ASSETS


          On April 12, 1995 Evans and Sutherland Computer Corporation (the "COMPANY") completed the sale of its Design Software business to Parametric Technology Corporation, a Massachusetts corporation, ("PTC"). The sale was effected pursuant to an Asset Purchase Agreement dated March 1, 1995 by and among the Company, PTC and PTC Acquisition Corporation, a subsidiary of PTC. The aggregate purchase price of the sale was approximately $34,100,000 in cash.

The purchase price and other terms of the sale were arrived at through private negotiations.

     The Company provides the following Pro Forma Financial Information with this filing:

     - Consolidated Pro Forma Statement of Earnings for year ended December 30, 1994 (see attached Schedule 1)

     - Consolidated Pro Forma Balance Sheet dated December 30, 1994 (see attached Schedule 2)

     - Notes to Consolidated Pro Forma Balance Sheet as of December 30, 1994 (see attached Schedule 3)


     The unaudited consolidated pro forma statement of earnings of the Company for the year ended December 30, 1994 (Schedule 1) is presented to show the effects of the sale assuming the sale had occurred as of the beginning of the year ended December 30, 1994. The unaudited consolidated pro forma balance sheet of the Company as of December 30, 1994 (Schedule 2) gives effect to the sale assuming the sale had occurred on that date.

     The unaudited consolidated pro forma financial information does not purport or represent what the Company's financial position or results of operations would actually have been had the transaction in fact occurred on the dates indicated above, nor does this information project the Company's financial position or results of operations for any future date or period. In the opinion of the Company's management, all adjustments necessary for a fair presentation have been made.

     The Exhibits furnished in connection with this report are as follows:

     2.1 Asset Purchase Agreement dated March 1, 1995 by and between the Company PTC and PTC's acquisition subsidiary (PTC Acquisition Corporation).

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Evans & Sutherland Computer Corporation



                                    /s/ Gary E. Meredith
                                    ------------------------------------------
                                    Gary E. Meredith

                                    Vice President and Chief Financial Officer
                                    ------------------------------------------
                                    Title

                                    April 26, 1995
                                    -------------------------------------------
                                    Date

                                                                      SCHEDULE 1

                    EVANS & SUTHERLAND COMPUTER CORPORATION
                 CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 30, 1994
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                     PRO FORMA
                                                                   HISTORICAL       ADJUSTMENTS      PRO FORMA
                                                                  ------------     -------------    -----------
Net sales                                                         $ 113,090          $ (8,215)        $104,875

Cost of sales                                                        60,626              (697)          59,929
                                                                  -----------      -------------     -----------
     Gross profit                                                    52,464            (7,518)          44,946

Expenses:

  Marketing, general, and administrative                             32,874            (4,827)          28,047
  Research and development                                           27,890            (1,865)          26,025
  Restructuring charge                                                8,212               _              8,212
                                                                  -----------      -------------     -----------
    Total expenses                                                   68,976            (6,692)          62,284
                                                                  -----------      -------------     -----------
    Operating earnings (loss)                                       (16,512)             (826)         (17,338)
                                                                  -----------      -------------     -----------
Other income (expense):
  Interest income                                                     2,710               -              2,710
  Interest expense                                                   (1,902)              -             (1,902)
  Gain on sale of marketable securities                               4,009               -              4,009
  Miscellaneous                                                         311               -                311
                                                                  -----------      -------------     -----------
    Earnings before income taxes and extraordinary gain             (11,384)             (826)         (12,210)

Income tax expense (benefit)                                         (5,825)             (670)          (6,495)
                                                                  -----------      -------------     -----------
    Earnings (loss) before extraordinary gain                        (5,559)             (156)          (5,715)

Extraordinary gain from repurchase of convertible debentures          1,859               -              1,859
                                                                  -----------      -------------     -----------
    Net earnings                                                  $  (3,700)         $   (156)        $ (3,856)
                                                                  ===========      =============     ===========
Earnings (loss) per common and common equivalent share:
    Before extraordinary gain                                     $   (0.65)         $   0.06         $  (0.71)
    Extraordinary gain from repurchase of convertible debentures       0.22               -               0.22
                                                                  -----------      -------------     -----------
      Total earnings per share                                    $   (0.43)         $   0.06         $  (0.49)
                                                                  ===========      =============     ===========
Weighted average number of
 shares used for per share
 earnings computation:                                                8,563             8,563            8,563


                                                                      SCHEDULE 2


                    EVANS & SUTHERLAND COMPUTER CORPORATION
                     CONSOLIDATED PRO FORMA BALANCE SHEET
                               DECEMBER 30, 1994
                                (IN THOUSANDS)

                                                                        PRO FORMA
                                                       HISTORICAL      ADJUSTMENTS          PRO FORMA
                                                       ----------      -----------          ---------
Assets
  Current assets:
    Cash and short-term investments                     $ 51,810        $ 34,100  (note 1)  $ 85,910
    Accounts receivable, less allowance for
      doubtful accounts of $144 in historical
      and pro forma                                       23,649          (1,724)             21,925
    Inventories                                           26,192             (96)             26,096
    Other current assets                                  26,535             (32)             26,503
                                                       ----------      -----------          ---------
           Total current assets                          128,186          32,248             160,434

   Property, plant, and equipment, at cost               104,466          (2,925)            101,541
     Less accumulated depreciation and amortization       62,802          (1,604)             61,198
                                                       ----------      -----------          ---------
            Net property, plant, and equipment            41,664          (1,321)             40,343

   Long-term investments                                   7,312               -               7,312

   Other assets, net                                       1,578               -               1,578
                                                       ----------      -----------          ---------
                                                        $178,740        $ 30,927            $209,667
                                                       ==========      ===========          =========

Liabilities and Stockholders' Equity
   Current liabilities:
     Notes payable to banks                             $  1,817        $      -            $  1,817
     Accounts payable and accrued expenses                17,957            (297)             17,660
     Customer deposits                                     9,182            (180)              9,002
     Income taxes payable                                      -          14,000  (note 1)    14,000
                                                       ----------      -----------          ---------
            Total current liabilities                     28,956          13,523              42,479

   Convertible subordinated debentures                    20,375               -              20,375
   Deferred income taxes                                   2,291               -               2,291

   Stockholders' equity:
     Common stock, $.20 par value; authorized
       30,000,000 shares; issued and outstanding
       8,552,106 shares at Dec. 30, 1994                   1,710               -               1,710
     Additional paid-in capital                            2,850               -               2,850
     Retained earnings                                   119,251          17,404             136,655
     Net unrealized gain on marketable
       equity securities available-for-sale                2,847               -               2,847
     Cumulative translation adjustment                       460               -                 460
                                                       ----------      -----------          ---------
          Total stockholders' equity                     127,118          17,404             144,522
                                                       ----------      -----------          ---------
                                                        $178,740        $ 30,927            $209,667
                                                       ==========      ===========          =========

                                                                      SCHEDULE 3



                    EVANS & SUTHERLAND COMPUTER CORPORATION
                 NOTES TO CONSOLIDATED PRO FORMA BALANCE SHEET

1) Cash and short-term investments and Income taxes payable reflect as previously discussed under ITEM 2, the receipt of cash of approximately $34,100,000 and the expected income tax effect of the disposition of assets.